SUPPLEMENT DATED SEPTEMBER 3, 2003

TO THE PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

KEMPER ADVANTAGE III

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends information contained in your Kemper Advantage III Variable Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

1. The Section entitled "Kemper Investors Life Insurance Company" appearing on page 33 of the Prospectus is amended by adding the following to the end thereof:

"Effective September 3, 2003 (the "Closing Date"), Kemper Investors Life Insurance Company ("KILICO") transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company ("FKLA"). Prior to the Closing Date, KILICO, FKLA, Zurich Life Insurance Company of America ("ZLICA"), and Fidelity Life Association, a Mutual Legal Reserve Company, operated under the trade name "Zurich Life".

These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 (the "Purchase Agreement"), between Zurich Holding Company of America, Kemper Corporation, KILICO, Zurich Financial Services, Banc One Insurance Holdings, Inc. ("BOIH"), and Bank One Corporation. Under the Purchase Agreement, BOIH acquired the capital stock of FKLA, ZLICA, and certain KILICO subsidiaries, including Investors Brokerage Services, Inc. and PMG Asset Management, Inc. The Purchase Agreement does not directly relate to the Contracts, although other new agreements do apply.

In a contemporaneous transaction, FKLA and KILICO entered into a coinsurance agreement under which FKLA will administer and 100% reinsure certain lines of business currently underwritten by KILICO, including the Contracts. The coinsurance arrangement does not change KILICO's obligations to Contractholders under the Contracts and does not create any obligations for FKLA to Contractholders under the Contracts.

The issuer, benefits and provisions of the Contract are not changed by any of the transactions and agreements described above."

2. Effective September 3, 2003, Investors Brokerage Services, Inc. and PMG Asset Management, Inc. no longer are affiliated with Kemper Investors Life Insurance Company. Any reference in the Prospectus to affiliation between these companies is deleted. Specifically, the following Sections are amended:

a. The Section entitled "Summary" appearing on page 3 of the Prospectus is amended by deleting the first sentence of the last paragraph beginning on page 3 of the Prospectus and replacing it with the following:

"You may elect, where applicable, to enter into a separate investment advisory agreement with PMG Asset Management, Inc. ("PMG")."

    The Section entitled "DISTRIBUTION OF CONTRACTS" appearing on page 59 of the Prospectus is amended by deleting the first sentence of the second paragraph thereof.

    The Section entitled "ASSET ALLOCATION SERVICE" appearing on page 61 of the Prospectus is amended by deleting the first sentence thereof and replacing it with the following:

"You may elect, where applicable, to enter into a separate investment advisory agreement with PMG Asset Management, Inc. ("PMG")."

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